UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23700

MassMutual AccessSM Pine Point Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Karl Beinkampen
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:	(413) 744-1000

Date of fiscal year end:	3/31/2022

Date of reporting period:	3/31/2022

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

MassMutual

Annual Report

MassMutual Access^{SM} Pine Point Fund

March 31, 2022

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual AccessSM Pine Point Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MassMutual AccessSM Pine Point Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Karl Beinkampen
President

March 31, 2022

I am pleased to present you with the first MassMutual AccessSM Pine Point Fund Annual Report.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad cross section of private equity assets in order to seek, over time: long-term capital appreciation; regular, current income through quarterly distributions; a diversified portfolio of private equity assets; and an investment alternative for investors seeking to allocate a portion of their long-term portfolios primarily to middle and lower middle market buyout and growth equity assets through a single investment. Under normal market conditions, the Fund will invest primarily in and/or make capital commitments to private equity investments (“Private Equity Investments”), including primary and secondary investments in private equity funds (“Portfolio Funds”) and co-investments directly or indirectly in private portfolio companies (“Co-Investments”), investments intended to provide an investment return while offering better liquidity than private equity investments, and cash, cash equivalents, and other short-term investments. The Fund’s subadviser is Barings LLC (“Barings”), and the Fund’s sub-subadviser is Baring International Investment Limited (“BIIL”).

From inception on January 7, 2022 through March 31, 2022, the Fund’s shares returned 7.72%, outperforming the -5.90% return of the Russell 2000® Index* (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

A note to investors from Barings, the Fund’s subadviser:

As an inaugural management discussion and analysis for the MassMutual Access Pine Point Fund (the “Fund”), it is our pleasure as the Fund’s subadviser to provide a framework for the recently constructed portfolio as well as our expectations for the coming quarters. The private equity asset class, unlike public equity markets with daily pricing visibility, is, as the asset class suggests, made up of private companies with no readily tradable market. Investments are privately negotiated and subject to varying competitive conditions. Valuations are formally established on a quarterly basis, with intra-quarterly changes primarily reflecting cash movements and occasional material subsequent events, such as an announced sale; market dislocations, like a pandemic or military conflict; or material and measurable changes in the operations of the asset. Short-term value changes are typically nominal, with longer-term value creation strategies implemented and realized over time. The performance of each investment is driven by combinations of growth in revenue and earnings, deleveraging of the balance sheet, and prevailing market conditions. The weighting of each will vary based on the company, its sector, and the strategy deployed by the controlling equity participant.

The Fund’s investment mandate is to pursue a private equity strategy of investing through Co-Investments (minority equity stakes in companies), secondary vehicles (purchase of existing private equity fund assets), and primary funds (blind pool investment vehicles) in what we believe are attractive opportunities focused on small to medium-sized private companies in developed markets alongside of high-quality private equity sponsors. The portfolio, as of March 31, 2022, reflects that strategy.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

(Continued)

MassMutual AccessSM Pine Point Fund – President’s Letter to Shareholders (Unaudited) (Continued)

As of March 31, 2022, the Fund had over $105 million in investor capital and had committed $97.6 million across 18 investments alongside 16 discrete private equity sponsors, including, six Co-Investments, nine secondaries, and three primary funds. Secondaries have been a higher percentage of the portfolio mix (56% of total committed capital), as more private equity sponsors have used the secondary market to retain control of seasoned portfolio assets, offer existing investors liquidity, and raising additional capital for continued growth. The Fund has sought to benefit from this development by investing with strong sponsors in high-quality companies in which the sponsor has long-term familiarity. The Fund’s portfolio has a current weighting to lower- and middle-market companies (85% of total committed capital), North American geographic domiciles (87%), and buyout (100%) structures (control investments in established, cash flow-positive businesses where leverage may be used to support acquisition prices). The headline sector mix is skewed toward information technology (41% of total committed capital), but the underlying sub-sector, or second order segmentation is diversified across industries such as government services, health care compliance, consumer data management, payment systems, and financial services connectivity.

Performance for this newly constructed portfolio of assets is as we expected, with little change. The value creation strategies underwritten for each of the investments are in their early stages.

Looking forward, in a market of changing dynamics with increasing inflation, rising interest rates, labor shortages and supply chain disruptions, we believe the Fund’s portfolio is appropriately diversified and may be well positioned for continued growth, given its exposure to companies with leading competitive positions in strong end markets, high-margin, mission-critical products and services, and flexible capital structures with access to growth capital.

Over the remainder of the year, we believe the Fund has the potential for slow, but steady, value growth across the portfolio. The uncommitted investor capital will be targeted toward opportunities that we expect to be additive to the current portfolio mix and long-term performance, using a list of well-defined criteria to prioritize allocations.

Sincerely,

Karl Beinkampen
President
MassMutual Access Pine Point Fund

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Fund by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual.

The information provided is the opinion of MML Advisers as of 4/1/2022 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MM202305-301665

MassMutual AccessSM Pine Point Fund – Economic and Market Overview (Unaudited)

March 31, 2022

Market Highlights

●

For the reporting period from January 7, 2022 (the inception date of the Fund) through March 31, 2022, U.S. stocks, as measured by the Russell 2000® Index, were down 5.90% in response to rising inflationary pressures, the Russian-Ukraine war, and the Federal Reserve Board (the “Fed”) taking the first steps in rolling back years of accommodative monetary policy.

●

In the fourth quarter of 2021, expectations for strong economic and earnings growth in 2022, bolstered by the possibility of a $2 trillion economic stimulus and social spending plan, allowed investors to look past skyrocketing Omicron variant COVID-19 cases and heightened inflationary pressures.

●

During the first quarter of 2022, investors in both stocks and bonds were challenged by the unexpected invasion of Ukraine by Russia, a stalled economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

Foreign stocks in both developed and emerging markets experienced losses in the reporting period, hindered by the unexpected economic impact of the Russian-Ukraine war and the strengthening of the U.S. dollar.

●

U.S. bond investors experienced negative returns as the rollback of accommodative monetary policy drove yields higher and concerns over increased default risk due to the Russian-Ukraine war drove valuations lower.

Market Commentary

For the reporting period from January 7, 2022 through March 31, 2022, global stock investors experienced negative returns. Despite the Russian-Ukraine war, U.S. stocks were only down slightly in the period, buoyed by rising expectations for strong economic growth, during a time when COVID-19 appeared to have peaked, and strong corporate earnings growth and balance sheets prevailed.

As a result, the broad market S&P 500® Index (the “S&P 500”) delivered a loss of 3.20% for the period. The technology-heavy NASDAQ Composite® Index also underperformed, losing 5.55% for the period. The more economically sensitive Dow Jones Industrial AverageSM was down 3.86%. During this period, small-cap stocks significantly underperformed their larger-cap peers, while value stocks significantly outperformed their growth counterparts.

The continued economic recovery, Fed interest rate hike in March, and the unexpected invasion of Ukraine by Russia affected sectors differently. The energy, materials, and utilities sectors fared the best during the period as investors expected these sectors to benefit the most from higher commodity prices. On the other hand, the communication services and information technology sectors lagged the other sectors, hurt by rising interest rates and rising inflationary pressures. West Texas Intermediate (WTI) crude oil prices ended the period at $100.28 per barrel, up 41% for the period.

Developed international stock markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, falling 5.40% for the reporting period, negatively impacted by the Russian-Ukraine war and a stronger U.S. dollar. European stocks fared better than Japanese stocks, in part due to the Japanese economy’s great sensitivity to energy prices. Emerging-market stock markets, as measured by the MSCI Emerging Markets® Index, were also down, falling 5.84% for the period, with food and energy inflation affecting these countries to a greater degree.

The Fed has begun to unwind years of accommodative monetary policy now that the labor market has recovered and inflationary pressures are higher. The economic shock of the Russian-Ukraine war and the resulting rise in commodity prices may force the Fed to raise interest rates faster than planned which increases the risk of a policy mistake that leads to a recession. The proposed tax hike in the President’s budget proposal adds to the risk of a recession.

Investors entered the period in the midst of rising inflationary pressures and expectations that the Fed would start rolling back years of accommodative monetary policy. In this environment, bond yields rose, with the 10-year U.S. Treasury bond reaching 2.32% by the end of March 2022. Since rising yields drive bond prices down, the Bloomberg U.S. Aggregate Bond Index ended the period down 4.73%. Investment-grade bond prices fared even worse during the reporting period, as concerns of defaults increased, amplified by their generally longer maturities. The Bloomberg U.S. Corporate Bond Index, which tracks the

MassMutual AccessSM Pine Point Fund – Economic and Market Overview (Unaudited) (Continued)

performance of investment-grade corporate bonds, ended the period down 6.18%. Below-investment-grade bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, performed significantly better, ending the period down 4.15%, aided by generally shorter maturities and investors’ demand for bonds in the energy sector as the sharp rise in oil prices lessened the risk of default.

The same factors influencing the public markets slowed deal flow and transaction activity in the private markets in early 2022. Financing markets for leveraged transactions were down year over year, as spreads widened and activity slowed. Exits were constrained by volatility in the public markets and the Securities and Exchange Commission’s (“SEC”) increasing scrutiny on special purpose acquisition companies (SPACs). This activity level was consistent with that observed in the MassMutual Access Pine Point Fund. Health care and software remained among the more active sectors. Despite the slowdown in transaction activity, fundraising by private equity funds remained robust, with many funds returning to the market sooner than expected.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future. While the return of volatility and the reality of market sell-offs can test an investor’s mettle, we’d like to remind you as an investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how you feel about investing, and your specific financial goals. Thank you for your confidence in MassMutual.

MassMutual AccessSM Pine Point Fund – Portfolio Manager Report (Unaudited)

MassMutual AccessSM Pine Point Fund Country Table (% of Net Assets) on 3/31/22
United States	87.6%
Guernsey	5.2%
Luxembourg	5.5%
Total Investments	98.3%

MassMutual AccessSM Pine Point Fund Portfolio Characteristics (% of Net Assets) on 3/31/22
Secondary Fund	44.2%
Co-Investment	19.1%
Primary Fund	10.2%
Total Long-Term Investments	73.5%
Short-Term Investments and Other Assets and Liabilities	26.5%
Net Assets	100.0%

MassMutual AccessSM Pine Point Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION - CLASS 1

The graph above illustrates a representative class of the Fund’s historical performance since the Fund’s inception in comparison to its benchmark index. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 03/31/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 1/07/2022
Class 1	1/07/2022	N/A	N/A	N/A	7.72%
Russell 2000 Index		-5.79%	9.74%	11.04%	-5.90%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed closed-end fund, while the Russell 2000 Index is unmanaged, does not incur fees, expenses, or taxes, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual AccessSM Pine Point Fund – Consolidated Portfolio of Investments
March 31, 2022

Name	Initial Acquisition Date (h)	Geographic Region	Unfunded Commitment	Fair Value
Primary Fund Investments — 10.2%*
Bertram Growth Capital IV-A, LP(a) (c)	1/07/2022	North America	2,626,346	$2,593,261
Gryphon Partners VI-A, LP (a) (c)	1/07/2022	North America	4,033,110	3,466,890
OceanSound Partners Fund, LP (a) (c)	1/07/2022	North America	3,465,309	5,340,170

Total (Cost $9,915,460)				$11,400,321

Secondary Fund Investments — 44.2%*
AE Industrial Partners Extended Value Fund, LP (a) (b) (c)	1/07/2022	North America	184,196	$1,531,027
BC Partners Galileo (1) LP (a) (b) (c) (d)	1/07/2022	Europe	—	5,770,992
FB HA Holdings LP (a) (b) (c)	1/07/2022	North America	—	5,015,865
Icon Partners V, LP (a) (b) (c)	1/07/2022	North America	2,592,593	7,406,150
JFL-NG Continuation Fund, LP (a) (b) (c)	1/07/2022	North America	2,163,177	11,296,540
Montagu + SCSp (a) (b) (c) (e)	1/07/2022	Europe	1,954,215	6,128,790
NSH Verisma Holdco, LP (a) (b) (c)	1/07/2022	North America	1,453,497	4,527,136
Stork SPV, LP (a) (b) (c)	1/07/2022	North America	2,025,277	3,214,385
TSCP CV I, LP (a) (b) (c)	1/07/2022	North America	918,568	4,412,482

Total (Cost $42,683,304)				$49,303,367

Co-Investments — 19.1%*
BSP-TS, LP (a) (b) (c)	1/07/2022	North America	—	$4,987,655
EPP Holdings LLC (a) (b) (c) (f)	1/07/2022	North America	1,196,000	1,404,000
Gallant Screening Acquisition, LLC (a) (b) (c)	1/07/2022	North America	—	4,996,926
GoCanvas TopCo, LLC (a) (b) (c)	1/07/2022	North America	—	1,718,735
Home Services Aggregator LP (a) (b) (c)	1/07/2022	North America	1,050,000	4,560,000
OceanSound Partners Co-Invest II, LP (a) (b) (c)	1/07/2022	North America	—	3,589,091

Total (Cost $20,843,847)				$21,256,407

The accompanying notes are an integral part of the consolidated financial statements.

MassMutual AccessSM Pine Point Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 24.8%*

Commercial Paper — 24.8%*
Agilent Technologies
0.700% 4/05/22 (g)	$1,500,000	$1,499,889
Amcor Flexibles North America
1.030% 4/11/22 (g)	1,200,000	1,199,765
Bell Canada
0.964% 4/29/22 (g)	1,500,000	1,499,369
Canadian Pacific
0.761% 4/12/22 (g)	1,500,000	1,499,675
Enbridge (US), Inc.
1.116% 4/27/22	1,500,000	1,498,833
Enterprise Prods Operation LLC
0.730% 4/05/22 (g)	1,500,000	1,499,884
Eversource Energy
0.964% 5/05/22 (g)	1,500,000	1,499,173
Fidelity National Information Services
0.791% 4/12/22 (g)	1,000,000	999,787
Fiserv, Inc.
0.710% 4/13/22 (g)	1,500,000	1,499,632
Fortive Corporation
0.913% 4/20/22 (g)	1,500,000	1,499,350
HP, Inc.
1.228% 4/25/22 (g)	1,500,000	1,499,125
Ingredion, Inc.
0.811% 4/13/22 (g)	500,000	499,881
0.933% 4/08/22 (g)	1,000,000	999,876
Intercontinental Exchange, Inc.
1.015% 4/29/22 (g)	1,500,000	1,498,735
Mohawk Industries, Inc.
0.812% 4/06/22 (g)	1,000,000	999,906
OGE Energy Corp.
1.014% 4/04/22 (g)	1,000,000	999,939
Spire, Inc.
0.913% 4/19/22 (g)	1,000,000	999,597
Tampa Electric Co.
0.964% 4/08/22 (g)	1,000,000	999,931
1.127% 4/28/22 (g)	500,000	499,849
VF Corp.
0.710% 4/19/22 (g)	1,500,000	1,499,644
Westrock Co.
0.913% 4/28/22 (g)	1,500,000	1,498,950
XCEL Energy, Inc.
0.862% 4/12/22 (g)	1,500,000	1,499,674

TOTAL SHORT-TERM INVESTMENTS (Cost $27,688,275)		$27,690,464

TOTAL INVESTMENTS — 98.3% (Cost $101,130,886)		$109,650,559

Other Assets/(Liabilities) — 1.7%		1,845,309

NET ASSETS — 100.0%		$111,495,868

Notes to Portfolio of Investments

*	Percentages are stated as a percent of net assets.
(a)	Restricted security.
(b)	Non-income producing security.
(c)	Fair value estimated by management using significant unobservable inputs.
(d)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €4,200,000 and €0, respectively. Amounts converted to U.S. dollar.
(e)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €6,190,795 and €1,631,270, respectively. Amounts converted to U.S. dollar.
(f)	Held in MassMutual Private Equity Funds Subsidiary LLC. (See Note 1 in the “Notes to Consolidated Financial Statements” section for more information on this entity).
(g)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $26,191,631 or 23.49% of net assets.

(h)	See Note 1 in the “Notes to Consolidated Financial Statements”.

The accompanying notes are an integral part of the consolidated financial statements.

MassMutual AccessSM Pine Point Fund – Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities March 31, 2022

Assets:
Investments, at value (Note 2) (a)	$81,960,095
Short-term investments, at value (Note 2) (b)	27,690,464
Total investments	109,650,559
Cash	2,286,751
Receivables from:
Investment adviser (Note 3)	66,726
Other receivables	45,487
Total assets	112,049,523
Liabilities:
Payables for:
Affiliates (Note 3):
Administration fees	23,014
Investment advisory fees	273,445
Accrued expense and other liabilities	257,196
Total liabilities	553,655
Net assets	$111,495,868
Net assets consist of:
Paid-in capital	$103,407,582
Accumulated Gain (Loss)	8,088,286
Net assets	$111,495,868

(a)	Cost of investments:	$73,442,611
(b)	Cost of short-term investments:	$27,688,275

The accompanying notes are an integral part of the consolidated financial statements.

MassMutual AccessSM Pine Point Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Assets and Liabilities March 31, 2022

Class 1 shares:
Net assets	$111,495,868
Shares outstanding (a)	10,350,808
Net asset value, and redemption price per share	$10.77

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

MassMutual AccessSM Pine Point Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Operations For the period January 7, 2022 (commencement of operations) through March 31, 2022

Investment income (Note 2):
Dividends	$3,498
Interest	106,993
Total investment income	110,491
Expenses (Note 3):
Investment advisory fees	273,445
Custody fees	622
Audit fees	85,241
Legal fees	55,815
Proxy fees	484
Other fees	23,014
Shareholder reporting fees	6,904
Trustees’ fees	80,230
Registration and filing fees	25,315
Transfer agent fees	57,534
Total expenses	608,604
Expenses waived (Note 3):
Fees reimbursed by adviser	(66,726)
Net expenses:	541,878
Net investment income (loss)	(431,387)
Realized and unrealized gain (loss):
Net change in unrealized appreciation (depreciation) on:
Investment transactions	8,519,673
Net change in unrealized appreciation (depreciation)	8,519,673
Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,519,673
Net increase (decrease) in net assets resulting from operations	$8,088,286

The accompanying notes are an integral part of the consolidated financial statements.

MassMutual AccessSM Pine Point Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Changes in Net Assets For the period January 7, 2022 (commencement of operations) through March 31, 2022

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(431,387)
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	8,519,673
Net increase (decrease) in net assets resulting from operations	8,088,286
Net fund share transactions (Note 5):
Class 1	103,307,582
Increase (decrease) in net assets from fund share transactions	103,307,582
Total increase (decrease) in net assets	111,395,868
Net assets
Beginning of period	100,000
End of year	$111,495,868

The accompanying notes are an integral part of the consolidated financial statements.

MassMutual AccessSM Pine Point Fund – Consolidated Financial Statements (Continued)
Consolidated Statement of Cash Flows For the period January 7, 2022 (commencement of operations) through March 31, 2022

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,088,286
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,302,808)
Net proceeds from investments	2,149,673
(Purchase) Sale of short-term investments, net	(27,688,275)
Increase (Decrease) in payable for administration fees	23,014
Increase (Decrease) in other receivables	(45,487)
Increase (Decrease) in receivable for investment adviser	(66,726)
Increase (Decrease) in payable for investment advisory fees	273,445
Increase (Decrease) in payable for accrued expenses and other liabilities	257,196
Net change in unrealized (appreciation) depreciation on investments	(8,519,673)
Net cash used in operating activities	(26,831,355)

Cash flows from (used in) financing activities:
Proceeds from shares sold	29,018,106
Net cash from (used in) financing activities	29,018,106

Net increase (decrease) in cash	2,186,751
Cash at beginning of period	100,000
Cash at end of period	$2,286,751

Supplemental Disclosure of Cash Flow Information
Non-Cash Transactions:
In-Kind Transfer of Investments	$74,289,476

The accompanying notes are an integral part of the consolidated financial statements.

MassMutual AccessSM Pine Point Fund – Consolidated Financial Statements (Continued)
Consolidated Financial Highlights (For a share outstanding throughout the period)

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class 1
3/31/22[i]	$10.00	$(0.05)	$0.82	$0.77	$10.77	7.72%[b]	$111,496	2.86%[a]	2.54%[a]	(2.02%)[a]

Period ended March 31, 2022
Portfolio turnover rate	0%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	Fund commenced operations on January 7, 2022.

The accompanying notes are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

1. Organization:

MassMutual AccessSM Pine Point Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Certificate of Trust dated May 24, 2021, as amended and restated on December 13, 2021, as it may be further amended from time to time. The Fund intends to qualify as a regulated investment company (a “RIC”). The Fund had no operations prior to January 7, 2022 other than when Massachusetts Mutual Life Insurance Company (“MassMutual”) made a seed investment of $100,000 and received 10,000 common shares.

The Fund currently offers Class 1 shares on a continuous basis at the net asset value (“NAV”) per share. The minimum investment is $1,000,000 and there is no sales charge associated with the share class. MassMutual owns 100% of the outstanding Class 1 shares.

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest primarily and/or make capital commitments in private equity investments (“Private Equity Investments”), including primary and secondary private equity funds (“Portfolio Funds”) and co-investments, directly or indirectly in private portfolio companies (“Co-Investments”); investments intended to provide an investment return while offering better liquidity than private equity investments; and cash, cash equivalents and other short-term investments. Capital not invested in private equity may be invested in short-term debt securities, public equities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term debt securities or money market funds to meet operational and liquidity needs or for temporary defensive purposes.

Basis of Consolidation – On January 7, 2022, MassMutual performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for shares of the Fund. The consolidated financial statements of the Fund include MMPEF and MMPEF Subsidiary in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. Both MMPEF and MMPEF Subsidiary are wholly owned subsidiaries of the Fund; therefore, all intercompany accounts and transactions have been eliminated. MMPEF and MMPEF Subsidiary will hold all of the Fund’s Private Equity Investments and Co-Investments, while short-term investments are held directly by the Fund. As of March 31, 2022, MMPEF and MMPEF Subsidiary hold investments in the amount of $80,556,095 and $1,404,000, respectively.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation Policies:

The NAV of the Fund’s shares is determined as of the close of business on the last business day of each month, as of the date of any distribution, and at such other times as the Fund’s Board of Trustees shall determine fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees.

Notes to Consolidated Financial Statements (Continued)

The fair value of Private Equity Investments held by the Fund is generally based on the NAV of that investment reported by its investment manager on a quarterly basis. Adjustments are made to reported NAV for contributions by the Fund to a private equity investment and distributions to the Fund from a private equity investment after the reported valuation date. In the case of new investments where a NAV has not yet been received, the fair value is typically held at cost of the investment.

The Private Equity Investments are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information for a Private Equity Investments is as of a date that is earlier than the date the Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

For direct investments in equity issued by privately held companies and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by the Fund utilizes one or a combination of, but not limited to, the following approaches:

●

(i) Recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers, adjusted for illiquidity and other factors such as minority ownership.

●	Future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks.

●	Cost of the investment when that is determined to be a fair approximate value of the investment.

Equity securities that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or MML Advisers to be unreliable, will be valued according to fair value of those investments determined in good faith by the Fund’s Trustees. The Fund has adopted valuation policies that relate to the fair valuation of the Fund’s securities. The valuation policies are based on the fair value policies of Barings, the Fund’s subadviser. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Notes to Consolidated Financial Statements (Continued)

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price their shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

Notes to Consolidated Financial Statements (Continued)

The following is the aggregate value by input level, as of March 31, 2022 for the Fund’s investments:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Private Equity Investments	$—	$—	$—	$81,960,095	$81,960,095
Short-Term Investments	—	27,690,464	—	—	27,690,464
Total Investments	$—	$27,690,464	$—	$81,960,095	$109,650,559

The Fund does not have the right to redeem private equity investments and therefore, they are considered illiquid.

Unfunded Commitments:

As of March 31, 2022, the Fund had total unfunded commitments of $23,662,288 which consist of $10,124,765 for primary private equity funds, $11,291,523 for secondary private equity funds and $2,246,000 for co-investments.

Accounting for Investment Transactions:

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Dividends and Distributions to Shareholders:

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Notes to Consolidated Financial Statements (Continued)

Indemnifications:

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders shall not be subject to any personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

3. General Risks

General Risks. An investment in the Fund involves a considerable amount of risk. An investor may lose money. Before making an investment decision, a prospective shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their shares of the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares. Although the Fund intends to offer a limited degree of liquidity by conducting quarterly repurchase offers, a shareholder may not be able to tender its shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your shares when or in the amount that you desire or that the Fund will repurchase shares quarterly. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through quarterly repurchase offers made by the Fund. The Fund expects any quarterly repurchase offer to apply to no more than 5% of the net assets of the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their shares repurchased and the date they can expect to receive payment for their shares from the Fund. The Fund currently intends, under normal market conditions, to provide payment with respect to 95% of the tender offer proceeds within 65 days of the expiration of the tender offer, and may hold back 5% of the tender offer proceeds until after the Fund’s year-end audit. Shareholders whose shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their shares without the benefit of having current information regarding the value of shares on a date proximate to the date on which shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and the underlying investments of the Fund. Also, because shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless required under the provisions of the 1940 Act.

Dependence on MML Advisers. MML Advisers contracts with Barings to help manage the Fund. Subject to the oversight of the Board, MML Advisers has the ultimate responsibility to oversee any subadviser of the Fund and to recommend the hiring, termination, and replacement of any subadviser of the Fund. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations

Notes to Consolidated Financial Statements (Continued)

not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Board, and performs such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

Dependence on Barings. Barings is responsible for selecting Fund investments as opportunities arise. The Fund and, accordingly, shareholders, must rely upon the ability of Barings to identify and implement Fund investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for Barings in respect of Fund investments and Co-Investments. Barings has the authority and responsibility for asset allocation, the selection of Fund investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of Barings to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or Fund investments, or the terms of any such investments. There can be no assurance that Barings will be able to select or implement successful strategies or achieve the Fund’s investment objectives. No person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to Barings.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Fund would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. The Fund’s current Private Equity Investments do not have provisions which permit the Fund to redeem its investment. To the extent that the Fund seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Funds’ judgment may play a greater role in the valuation process.

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed on Barings as to the amount of Fund assets that may be invested in (i) any one geography, (ii) any one Fund Investment, (iii) in a Private Equity Investment managed by a particular general partner or its affiliates, (iv) indirectly in any single industry or (v) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group, and Co-Investments are typically single company positions. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund’s investment portfolio is, however, subject to the asset diversification requirements applicable to RICs, and may thus be limited by the Fund’s intention to qualify and be eligible to be treated as such. The Fund will consider the then-existing concentration of Portfolio Funds, to the extent they are known to the Fund, when making additional investments.

Portfolio Funds Not Registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. However, the Portfolio Funds in which the Fund is expected to invest are not subject to the provisions of the 1940 Act. Some Portfolio Fund managers may not be registered as

Notes to Consolidated Financial Statements (Continued)

investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As an indirect investor in the Portfolio Funds managed by managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, many Portfolio Funds do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of RICs, in accordance with certain SEC rules. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of RICs, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to RICs. There is also a risk that a Portfolio Fund manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund manager to its own use. There can be no assurance that the Portfolio Fund managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund managers will be protected.

Valuations of Private Equity Investments; Valuations Subject to Adjustment. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be fair valued.

In addition, a large percentage of the securities in which the Portfolio Funds invest and the Co-Investments will not have a readily determinable market price and will be valued periodically by the Portfolio Fund managers or the Co-Investment or Co-Investment sponsor. In this regard, a Portfolio Fund manager or a Co-Investment sponsor may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund manager’s or the Co-Investment sponsor’s compensation or the manager’s or sponsor’s ability to raise additional funds in the future.

Prior to investing in any Private Equity Investment, Barings will generally conduct a due diligence review of the valuation methodology used by the Portfolio Fund manager. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund manager or Co-Investment or Co-Investment sponsor, the accuracy of the valuations provided by the Portfolio Fund managers, the Co-Investment or the Co-Investment sponsor, that the Portfolio Fund managers, Co-Investments or Co-Investment sponsors will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Fund managers’, the Co-Investments or the Co-Investment sponsors’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been inaccurate, potentially by significant amounts.

Under the 1940 Act, the Board is responsible for determining the fair valuation of any investments directly held by the Fund for which market quotations are not readily available or reliable; to the extent permitted under applicable rules and guidance, the Board may assign the determination to a “valuation designee,” subject to certain conditions and oversight requirements.

The valuation methodology set forth in the Fund Valuation Procedures incorporates general private equity pricing principles. Based on the methodology, Barings may recommend that the Board adjust a Portfolio Fund manager’s periodic valuation of a Portfolio Fund, or a Co-Investment’s valuation, as appropriate. The Fund runs the risk that its valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any methodology that is used could affect the ability of the Fund to accurately value Portfolio Fund or Co-Investment assets. While any methodology that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Fund generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by a Portfolio Fund manager, a Co-Investment or a Co-Investment sponsor until the Fund receives the Portfolio Funds’ or the Co-Investment’s audited annual financial statements. Moreover, Portfolio Fund managers, Co-Investments and Co-Investment sponsors typically provide estimated valuations on a quarterly basis whereas Barings will consider valuations on an ongoing basis and will recommend valuations on a monthly basis. In addition, MML Advisers, Barings, and BIIL (collectively, “Advisers”) face conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Advisers’ compensation. The Fund Valuation Procedures are designed to help eliminate or at least minimize the risk of such a conflicts of interest.

Notes to Consolidated Financial Statements (Continued)

A Portfolio Fund’s or a Co-Investment’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if Barings elects to cause the Fund to sell its interests in such a Portfolio Fund or Co- Investment, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund’s valuations of such interests or the Co-Investment’s valuation could remain subject to such fraud or error, and the Board may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Portfolio Funds or Co-Investments could have a material adverse effect on the Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

The valuations reported by the Portfolio Funds and Co-Investments based upon which the Fund determines its month-end NAV may be subject to later adjustment or revision. For example, NAV calculations may be revised as a result of fiscal year-end audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by investors who had their shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds, Co-Investments, direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding shares may be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.

Repurchase Offers Risk. To provide liquidity to shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Shareholders that elect to tender any shares for repurchase will not know the price at which such shares will be repurchased until the Fund’s NAV as of the Valuation Date is able to be determined.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. For example, an Early Repurchase Fee may not be charged where shares are tendered for repurchase due to shareholder death or disability.

The Fund may be limited in its ability to liquidate its holdings in portfolio funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender fewer shares than shareholders may wish to sell, resulting in the proration of shareholder repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in portfolio funds and is not able to do so in a timely manner.

Substantial requests for the Fund to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases and could cause Barings to sell investments at different times than similar investments are sold by other investment vehicles advised by Barings. This could have a material adverse effect on the value of the shares and the performance of the Fund. In addition, substantial repurchases of shares may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by shareholders who tender shares, the Fund may extend the repurchase offer, repurchase a pro rata

Notes to Consolidated Financial Statements (Continued)

portion of the shares tendered, or take any other action permitted by applicable law. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter.

Currency Risk. Although the Fund intends to invest significantly in the United States, the Fund’s portfolio is anticipated to include investments in a select number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s NAV. Barings generally does not expect to hedge the value of investments made by the Fund against currency fluctuations, and even if Barings deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the private equity investments, the Fund and a shareholder’s investment in the Fund.

Eurozone Risk. The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro-denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Notes to Consolidated Financial Statements (Continued)

Nature of Portfolio Companies. The private equity investments will include direct and indirect investments in portfolio companies. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The private equity investments may also include portfolio companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

4. Advisory Fee and Other Transactions:

Investment Advisory and Investment Subadviser:

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee at an annual rate of 1.30% of the net assets of the Fund as of the end of each month.

MML Advisers has entered into an investment subadvisory agreement with Barings LLC (“Barings”), an indirect wholly-owned subsidiary of MassMutual, on behalf of the Fund. This agreement provides that Barings manage the investment and reinvestment of assets of the Fund. Barings receives a subadvisory fee from MML Advisers, based upon the Fund’s average monthly net assets, at an annual rate of 0.55% on the first $500 million of net assets, 0.45% on the next $500 million of net assets and 0.40% on net assets over $1 billion. Barings has agreed to pay Barings International Investment Limited, under a sub-subadvisory agreement, a fee in an amount equal to 10% of the subadvisory fee received by Barings.

MML Advisers has also entered into an administrative and shareholding services agreement to provides the Fund certain administration, accounting, and compliance services. The Fund does not incur charges associated with these services

Expense Caps and Waivers:

MML Advisers has agreed to cap the fees and expenses of the Fund (including organizational and offering expenses, but excluding extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as shareholder meeting expenses, as applicable) through January 7, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed the applicable class of shares of the Fund, as follows:

Class 1
2.55%

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

MML Advisers is entitled to recoup in later periods expenses that MML Advisers has paid or otherwise borne (whether through reduction of its advisory fee or otherwise) to the extent that the expenses for the Fund (including organizational and offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/ recoupment and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that MML Advisers shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

Notes to Consolidated Financial Statements (Continued)

Officers and Trustees:

Certain officers and/or trustees of the Fund are officers and/or trustees of MassMutual or its affiliates. The compensation of a trustee who is not an employee of MassMutual is borne by the Fund.

5. Federal Income Tax Information:

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a RIC. Under such provisions, the Fund would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Fund and its subsidiaries have adopted a tax year end of September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2022, the Fund has not filed any tax returns but is subject to examination by the major tax jurisdictions under the statute of limitations.

The Fund is taxed as a RIC and is therefore limited as to the amount of non-qualified income that it may receive as a result of operating a trade or business, e.g. the Fund’s pro rata share of income allocable to the Fund by a partnership operating company. The Fund’s violation of this limitation could result in the loss of its status as a RIC, thereby subjecting all its net income and capital gains to corporate taxes prior to distribution to shareholders. The Fund, from time-to time, identifies investment opportunities that could cause such trade or business income to be allocated to the Fund. MMPEF Subsidiary was formed to hold all investments in such securities without adversely affecting the Fund’s status as a RIC.

MMPEF Subsidiary is not taxed as a RIC. Accordingly, prior to the Fund receiving any distributions from MMPEF Subsidiary, all MMPEF Subsidiary’s taxable income and realized gains, including any non-qualified income, is subject to taxation at prevailing corporate tax rates. As of March 31, 2022, MMPEF Subsidiary has incurred income tax expense of $0.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing MMPEF Subsidiary assets and liabilities and their respective tax basis. As of March 31, 2022, MMPEF Subsidiary has no deferred tax liability.

6. Organization Expenses and Offering Costs:

MML Advisers or another MassMutual affiliate (and not the Fund) has agreed to pay the initial organizational and offering expenses of the Fund, estimated to be $1,627,000 and $124,000, respectively, and therefore such amounts are not recorded in the Fund’s financial statement.

7. Capital Share Transactions:

The Fund will engage in a continuous offering of shares. Shareholders do not have the right to require the Fund to redeem their shares. To provide a limited degree of liquidity to shareholders, the Fund may, from time to time, offer to repurchase shares pursuant to written tenders by shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any repurchase offer, shareholders tendering shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the shares to be repurchased are valued by the Fund. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining shareholders.

Notes to Consolidated Financial Statements (Continued)

Changes in shares outstanding for the Fund for the period ended March 31, 2022 were as follow:

	Shares	Amount
Class 1(a)
Sold(b)	10,340,808	$103,307,582
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,340,808	$103,307,582

(a)	Fund commenced operations on January 7, 2022.
(b)	7,428,948 shares and $74,289,476 were part of the in-kind transfrer described in Note 1.

8. Purchase and Sales of Investments:

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended March 31, 2022, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$—	$1,302,808	$—	$—

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Access Pine Point Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual AccessSM Pine Point Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2022, the related consolidated statements of operations, changes in net assets, and cash flows, and the consolidated financial highlights for the period from January 7, 2022 (commencement of operations) through March 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from January 7, 2022 (commencement of operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and investment managers. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 27, 2022

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Fund’s Trustees and Principal Officers; their address and year of birth; their position with the Fund; the length of time holding that position with the Fund; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Access Pine Point Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual Investment Operations.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Year of birth: 1958	Trustee Chairperson	Since 2021 2021	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	116

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006- 2012), MassMutual Premier Funds (open- end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouche Year of birth: 1957	Trustee	Since 2021	Retired; Assessor (2014-2018), Moraine Township (property assessment).	1	Trustee (since 2014), Northern Trust Funds (open-end investment companies).
Jason J. Price Year of birth: 1973	Trustee	Since 2021	Co-Founder and Chairman of the Board (2017-2021) NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	1	N/A
Susan B Sweeney Year of birth: 1952	Trustee	Since 2021	Retired.	118^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustee

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Douglas Russell^^ Year of birth: 1960	Trustee	Since 2021	Managing Director and Head (since 2014), MassMutual Ventures; Senior Vice President of Strategy and Corporate Development (2009-2016), Senior Vice President and Chief Financial Officer for Retirement Income business unit (2007-2008), MassMutual.	1	N/A

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Karl Beinkampen Year of birth: 1965	President	Since 2021

Vice President (since 2021), MML Advisers; Head of MassMutual Investment Alternative Product (since 2020), MassMutual; President of SVB Leerink Capital Partners (2018-2019), SVB Leerink; Chief Investment Officer of Wilshire Private Markets Division (2010-2018), President of Wilshire Private Markets Division (2014-2018), Member of Board of Directors .(2014-2018), Wilshire Associates; Managing Director of Alternative Investment Partners, Morgan Stanley Investment Management Division (2007-2010), Portfolio Manager of Alternative Investment Partners, Morgan Stanley Investment Management Division (2000-2010), Member of Investment Banking Division (1995-2000), Morgan Stanley.

1
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer	Since 2021

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008) MML Series Investment Fund II (open-end investment company).

116
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer	Since 2021

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021),

MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

116

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary	Since 2021

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008- 2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

116
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2021

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and

Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

116

*	The address of each Trustee and Principal Officer is the same as that for the Fund; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Fund serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Fund that an exception to the retirement policy of the Fund be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Fund shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^

Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers and the Fund’s subadviser.

^^	Mr. Russell is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect shall hold such office until their respective successors shall have been chosen and qualified. Each officer shall hold office at the pleasure of the Trustees.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Fund makes the complete schedule of portfolio holdings from its filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustee’s Approval of Investment Advisory Contracts

At their meetings in October and December 2021 (the “Meetings”), the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund, MML Advisers, or the subadviser (the “Independent Trustees”), approved the (i) investment advisory agreement with MML Advisers (the “Investment Management Agreement”), (ii) subadvisory agreement between MML Advisers and Barings LLC (“Barings”) (“Subadvisory Agreement”), and (iii) sub-subadvisory agreement between Barings and Baring International Investment Limited (“BIIL”) (“Sub-Subadvisory Agreement” and together with the Subadvisory Agreement,” collectively the “Investment Subadvisory Agreements”) for the Fund and MassMutual Private Equity Funds LLC (“MMPEF” and together with the Fund, collectively, the “Funds”). In preparation for the Meetings, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Investment Management Agreement and Investment Subadvisory Agreements (the “Board Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

At the Meetings, information was presented by MML Advisers, which included among other things: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the ability of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight, administrative, and shareholder services; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services. The Independent Trustees also reviewed and considered information included in the Board Materials or discussed at the Meetings concerning possible economies of scale and potential profitability of MML Advisers’ advisory relationship with the Funds.

Also at the Meetings, the Independent Trustees, with respect to the Investment Subadvisory Agreements for the Funds, discussed with MML Advisers and considered a wide range of information presented at the Meetings about, among other things: (i) the terms of the Investment Subadvisory Agreements; (ii) the scope and quality of services that Barings and BIIL will provide under the Investment Subadvisory Agreements; (iii) past investment performance of Barings and BIIL; and (iv) the fees payable to Barings by MML Advisers and to BIIL by Barings, and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the Investment Management Agreement and Investment Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

The Independent Trustees concluded, with respect to the Investment Management Agreement and Investment Subadvisory Agreements, that: (i) overall, they were satisfied with the nature, extent, and quality of the services expected to be provided under the Investment Management Agreement and Investment Subadvisory Agreements; (ii) MML Advisers’ projected levels of profitability from its relationship to the Funds are not excessive and the advisory and subadvisory fee amounts under the Investment Management Agreement and Investment Subadvisory Agreements, respectively, and the Funds’ total expenses are fair and reasonable; (iii) the investment strategy of Barings appears well suited to the Funds given the investment objectives and policies; and (iv) the terms of the Investment Management Agreement and Investment Subadvisory Agreements are fair and reasonable with respect to the Funds, and are in the best interests of the Funds’ shareholders.

The Investment Management Agreement and Investment Subadvisory Agreements each became effective on December 21, 2021.

The Committee also considered the information presented and discussed regarding the investment management agreement, subadvisory agreement, and sub-subadvisory agreement between MML Advisers, Barings, and BIIL, as applicable for the MMPEF Subsidiary. All of the agreements for the MMPEF Subsidiary also became effective on December 21, 2021.

Other Information (Unaudited) (Continued)

Fund Expenses March 31, 2022 (Unaudited)

Expense Examples:

The following information is in regards to expenses for the period ended March 31, 2022:

As a Class 1 shareholder of the Fund, you may incur ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other closed-end funds. These examples are based on an investment of $1,000 invested for the six months ended March 31, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class 1	$1,000	2.54%	$1,077.00	$6.03	$1,012.00	$13.04

*

Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on January 7, 2022, through March 31, 2022, multiplied by 84 days in the inception period and divided by 365 days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended March 31, 2022, multiplied by 182 days in the six month period and divided by 365 days in the year.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

©2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202305-301571

(b)	Not applicable.

 Item 2. Code of Ethics.

As of March 31, 2022, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, and persons performing similar functions. During the period covered by the Report, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage and Susan B. Sweeney qualify as audit committee financial experts. Mr. El-Hage and Ms. Sweeney are “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended March 31, 2022 for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $0.

(b)	Audit-Related Fees

There were no fees billed by Deloitte & Touche LLP (“Deloitte”) to the Registrant in its most recent fiscal year for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s most recent fiscal year, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of any Fund Service Provider. A “Fund Service Provider” is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Portfolio and is controlling, controlled by or under common control with the Portfolio’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by Deloitte to the Registrant for the fiscal year ended March 31, 2022 for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $0.

For the Fund’s most recent fiscal year, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2022.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) during the Fund’s most recent fiscal year. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by the Registrant’s independent registered public accounting firm to the Registrant must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that the Registrant’s independent registered public accounting firm may perform for the Registrant without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by the Registrant’s independent registered public accounting firm to any Registrant Service Provider for any engagement that relates directly to the operations and financial reporting of the Registrant. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of the independent registered public accounting firm to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal year ended March 31, 2022 for non-audit services rendered to the Registrant and Fund Service Providers were $0. For the fiscal year ended March 31, 2022, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $377,332 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services by Registrant’s independent registered public accounting firm to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

General Overview

Policy

It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Access Funds (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” where MML Investment Advisers has not delegated proxy voting responsibility to a subadviser (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.

Background

MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. The Funds of Funds may invest in other series of the Trusts, funds advised by affiliates of MML Investment Advisers, and/or funds or exchange-traded funds advised by an unaffiliated investment adviser.

MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.

Procedure

1.	When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund's Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

2.	When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3.	When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

4.	Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.

5.	When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.

6.	Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

Operating Procedures

MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team. All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or that person’s designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

The Investment Management team will retain for such time periods as set forth in Rule 204-2:

·	Copies of all policies and procedures required by the Rule;

·	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund's or Feeder Fund’s investments;

·	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

·	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

·	A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

MassMutual Access Funds

Proxy Voting Policies

The following represents the proxy voting policies (the “Policies”) of the MassMutual Access Funds (the “Funds”) with respect to the voting of proxies on behalf of the Fund. It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Funds, to delegate (with certain exceptions) voting responsibilities and duties with respect to all proxies to the subadvisers (“Subadvisers”) of the Funds, including shareholder/member/partner votes and consents for private entities that do not involve proxies, even if the securities issued by such private entities are not “voting securities” as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies. The Adviser will vote proxies on behalf of any Fund of Funds or Feeder Funds for which it serves as investment adviser, as well as for any special situations where the Adviser is in the best position to vote the proxy (“Special Situations”).

I.	GENERAL PRINCIPLES

In voting proxies, the Adviser and Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Adviser and Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.	SUBADVISERS TO WHICH THE FUNDS AND ADVISER HAVE DELEGATED PROXY VOTING RESPONSIBILITIES

1.	The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Funds and Adviser annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2.	The Subadvisers will each maintain a record of all proxy votes exercised on behalf of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.

3.	The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.

4.	The Subadvisers will provide the Funds and Adviser with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as necessary for the Funds and Adviser to comply with applicable laws and regulations.

III.	THE FUNDS AND ADVISER

1.	The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.

2.	The Trustees of the Funds will not vote proxies on behalf of the Funds.

3.	The Adviser will not vote proxies on behalf of the Funds, except that the Adviser will vote proxies on behalf of any Fund of Funds or Feeder Fund for which it serves as investment adviser or in Special Situations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the Registrant, as of March 31, 2022, is set forth below. The portfolio managers of the Fund are:

Richard Spencer, CFA

Richard Spencer is a Co-Head of Barings LLC’s (“Barings”) Funds & Co-Investments team and serves as chairman of the Barings investment committee and a member of the Barings valuation committee. He is also responsible for supporting the origination, underwriting and monitoring of all primary fund, co-investment and secondary investment activity cross private equity and real assets. Rick has a 30 year track record of investing client capital in the private equity asset class as part of Barings and its predecessor organizations. Over the past decade, Rick has been the Senior Portfolio Manager for the Private Equity portfolio managed by Barings on behalf of Massachusetts Mutual Life Insurance Company.

Mina Pacheco Nazemi

Mina Pacheco Nazemi is a Co-Head of Barings’ Funds & Co-Investments team and serves as a member of both the Barings investment committee and the Barings valuation committee. She is also responsible for originating, underwriting and monitoring primary fund, direct/co-investments, and secondary fund opportunities for private equity and real assets. Prior to joining Barings in 2017, Mina held several leadership and investment positions including co-founder and partner at Aldea Capital Partners and partner and investment committee member at GCM Grosvenor Customized Fund Investment Group (formerly Credit Suisse CFIG).

Antonio Cruz

Antonio Cruz is part of Barings’ Funds & Co-Investments team and is responsible for portfolio management. Prior to joining Barings in 2021, Antonio was a senior associate and founding member at Diverse Communities Impact Fund (DCIF), where he focused on underwriting impact investments and monitoring back office functions. Prior to DCIF, he was an associate at Energy Power Partners (EPP), executing direct private equity investments and acting as controller for several portfolio companies within the fund. Prior to EPP, Antonio was an investment analyst at the Credit Suisse Customized Fund Investment Group.

J.R. Keeve

J.R. Keeve is a member of the Barings Funds & Co-Investments team and is responsible for the underwriting and monitoring of private equity funds and co-investments in North America. J.R. has worked in the industry since 2011. Prior to joining Barings in 2016, he was with Fidus Investment Advisors, where he focused on the analysis, structuring and documentation of direct mezzanine and private equity co-investments. Prior to Fidus, he worked in a mergers and acquisitions advisory role at Edgeview Partners (now Piper Jaffray).

The following tables lists the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and assets under management in those accounts, as of March 31, 2022 ($ in millions).

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world- wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Richard Spencer, CFA	0	$0	1	$204.5	5	$4,889.7
Mina Pacheco Nazemi	0	$0	1	$50.9	5	$182.92
Antonio Cruz	0	$0	0	$0	0	$0
J.R. Keeve	0	$0	0	$0	0	$0

Compensation:

The discussion below describes the portfolio managers’ compensation as of March 31, 2022.

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of each firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participate in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings, iii) client satisfaction, and iv) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

Ownership of Securities:

As of March 31, 2022, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Access Pine Point Fund

By (Signature and Title)	/s/ Karl Beinkampen
Karl Beinkampen, President and Principal Executive Officer

Date	5/27/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Karl Beinkampen
Karl Beinkampen, President and Principal Executive Officer

Date	5/27/2022

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	5/27/2022